GUARANTEE

New York, New York

October 17, 2012

In order to induce Star Funding, Inc. (herein called "Star Funding") to supply goods to [NAME OF BOLDFACE ENTITY], a Nevada corporation (herein called "Obligor"), factor its accounts receivable and make loans, advances or other commitments or grant other financial accommodations to or for the account of (or in reliance on the credit of) the Obligor and for other good and valuable consideration received, the undersigned irrevocably and unconditionally guarantees to Star Funding payment when due, whether by acceleration or otherwise, of any and all Obligations of the Obligor to Star Funding. The term "Obligations" shall mean all obligations, liabilities and indebtedness of the Obligor to Star Funding or any affiliate of Star Funding, however evidenced, now or hereafter arising under the Factoring Agreement dated October 17, 2012 between Star Funding and the Obligor and the Supply Agreement dated October 17, 2012 between Star Funding and the Obligor and/or any other instrument, agreement or document relating thereto or to any other supply, factoring or financial accommodation provided to the Obligor by Star Funding or an affiliate of Star Funding, or independent hereof or thereof, whether now existing or incurred from time to time hereafter and whether before or after termination hereof, absolute or contingent, joint or several, matured or unmatured, direct or indirect, primary or secondary, liquidated or unliquidated, and whether arising directly or acquired from others (whether acquired outright, by assignment unconditionally or as collateral security from another and including, without limitation, participations or interest of Star Funding in obligations of Obligor to others), and including (without limitation) all of Star Funding's charges, commissions, fees, interest, expenses, costs and attorneys' fees chargeable to Obligor in connection therewith. In addition, the undersigned agrees to indemnify Star Funding against any loss, damage or liability because of any wrongful acts or fraud of the Obligor. The undersigned is entitled to fees and other payments from the proceeds of resale by the Obligor of goods supplied to it by Star, and accordingly the undersigned will benefit from the supply and factoring arrangements extended by Star to the Obligor.

The undersigned waives notice of acceptance of this guarantee and notice of any liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any Obligations, or suit or taking other action by Star Funding against, and any other notice to, any party liable thereon (including the undersigned) and waives any defense, offset or counterclaim to any liability hereunder. Star Funding may at any time and from time to time (whether or not after revocation or termination of this guarantee) without the consent of, or notice to, any of the undersigned, without incurring responsibility to any of the undersigned, without impairing or releasing any obligations of any of the undersigned hereunder, upon or without any terms or conditions and in whole or in part: (1) change the manner, place or terms of payment, and/or change or extend the time of payment of, and/or renew or alter, any Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guarantee herein made shall apply to the Obligations as so changed, extended, renewed or altered; (2) sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the liabilities hereby guaranteed or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or offset thereagainst; (3) exercise or refrain from exercising any rights against the Obligor or anyone else (including the undersigned) or otherwise act or refrain from acting; (4) settle or compromise any Obligation, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Obligor to creditors of the Obligor other than Star Funding and the undersigned: and (5) apply any sums by whomsoever paid or howsoever realized to any Obligation to Star Funding regardless of what liability or liabilities of the Obligor remain unpaid.

No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor shall affect, impair or be a defense to this guarantee. The liability of the undersigned hereunder is primary and unconditional and shall not be subject to any offset, defense or counterclaim of the Obligor. This guarantee is a guarantee of payment and not of collection, and each of the undersigned further waives unconditionally and irrevocably any right to require that any action be brought against the Obligor or any other person or to require that resort be had to any security or any other property or asset or to any balance of any deposit account or credit on the books of Star Funding in favor of the Obligor or any other person prior to any payment under this guarantee being made or enforced. All liabilities to which this guarantee applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. The books and records of Star Funding shall be admissible as prima facie evidence of the Obligations.

This guarantee is a continuing guarantee and shall remain in full force and effect irrespective of any interruptions in the business relations of the Obligor with Star Funding; provided, however, that the undersigned may, by notice in writing to Star Funding, delivered personally or by certified mail, return receipt requested, terminate this guarantee, but any such termination shall have no effect with respect to (a) Obligations (including contingent liabilities) which shall have been created, contracted, assumed or incurred prior to receipt by Star Funding of written notice of such termination, (b) Obligations which shall have been created, contracted, assumed or incurred after receipt of such written notice pursuant to any contract entered into by the Obligor or by Star Funding for the benefit of the Obligor prior to receipt by Star Funding of such notice, (c) any charges, costs or expenses incurred by Star Funding after receipt of such notice to protect, preserve or realize upon any security granted to it prior to receipt of such notice, securing any of the Obligations or (d) any commissions, fees, interest, indemnities, charges, expenses or costs payable with respect to any of the Obligations, even if arising or incurred after receipt by Star Funding of such notice, and this guarantee and the obligations of each of the undersigned hereunder shall continue notwithstanding any such termination until all such amounts are fully and finally paid.

All liabilities of the undersigned to Star Funding hereunder shall without notice or demand become due and payable immediately upon the occurrence of any default or event of default with respect to any of the Obligations (or the occurrence of any other event which results in acceleration of the maturity of any of the Obligations) or the occurrence of any of the following events: (i) the insolvency of any of the undersigned, (ii) the issuance of any warrant of attachment against any of the property of the undersigned that is not lifted within thirty (30) days, (iii) the making by any of the undersigned of any assignment for the benefit of creditors, (iv) the appointment of a trustee, receiver or custodian for any of the undersigned or any of the undersigned’s property, which appointment is not dismissed within thirty (30) days, (v) the commencement of any voluntary proceeding by any of the undersigned under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute, or (vi) the commencement of any involuntary proceeding against any of the undersigned under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute, and failure to dismiss such proceeding within thirty (30) days after the commencement thereof. All sums of money at any time to the credit of any of the undersigned with Star Funding and any of the property of the undersigned at any time in the possession of Star Funding may be held by Star Funding as security for any and all obligations of any of the undersigned hereunder, notwithstanding that any of said money or property may have been deposited, pledged or delivered by the undersigned for any other, different or specific purpose. Any and all claims of any nature which any of the undersigned may now or hereafter have against the Obligor are hereby subordinated to the full payment to Star Funding of the Obligations and are hereby assigned to Star Funding as additional collateral security therefor.

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In the event that Star Funding takes any action, including retaining attorneys, for the purpose of effecting collection of any of the Obligations or of any liabilities of any of the undersigned hereunder, or protecting any of Star Funding's rights hereunder, the undersigned shall pay all costs and expenses of every kind for protection of the rights of Star Funding or for collection of the Obligations or such liabilities, including reasonable attorneys' fees.

If claim is ever made upon Star Funding for repayment or recovery of any amount or amounts received by Star Funding in payment or on account of any of the Obligations and Star Funding repays all or part of said amount by reason of (a) any judgment, decree or order of any Court or administrative body having jurisdiction over Star Funding or any of its property, or (b) any settlement or compromise of any such claim effected by Star Funding with any such claimant (including the Obligor), then and in such event the undersigned agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any revocation or release hereof or the cancellation of any note or other instrument evidencing any of the Obligations, or any release of any such liability of the Obligor, and the undersigned shall be and remain liable to Star Funding hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Star Funding. The provisions of this paragraph shall survive, and continue in effect, notwithstanding any revocation or release hereof, unless such revocation or release shall specifically refer to this paragraph.

No delay on the part of Star Funding in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this guarantee, shall be deemed to be made by Star Funding unless the same shall be in writing, duly signed on behalf of Star Funding, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Star Funding or the obligations of the undersigned to Star Funding in any other respect or at any other time. Until the irrevocable payment in full of the Obligations, the undersigned shall have no right (whether by contract or by operation of law) of subrogation, restitution, indemnification, reimbursement or any other or similar rights of a surety against the Obligor or any of its assets or property or any security held for any liabilities of the Obligor, and all such rights are hereby expressly waived.

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This guarantee and the rights and obligations of Star Funding and of the undersigned hereunder shall be governed and construed in accordance with the laws of the State of New York; and this guarantee is binding upon the undersigned, his executors, administrators, successors or assigns, and shall inure to the benefit of Star Funding, its successors or assigns. THE UNDERSIGNED AND STAR FUNDING AGREE AND DO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT AGAINST THE UNDERSIGNED ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTEE, AND THE UNDERSIGNED HEREBY CONSENTS TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK AND THE DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR A DETERMINATION OF ANY DISPUTE AS TO ANY SUCH MATTERS AND AUTHORIZES THE SERVICE OF PROCESS ON THE UNDERSIGNED BY REGISTERED MAIL SENT TO THE UNDERSIGNED AT THE ADDRESS OF THE UNDERSIGNED HEREINBELOW SET FORTH.

Any acknowledgement, new promise, payment of principal or interest or other act by the Obligor and others, with respect to the Obligations, shall be deemed to be made as agent of the undersigned for the purposes hereof, and shall, if the statute of limitations in favor of the undersigned against Star Funding shall have commenced to run, toll the running of such statute of limitations, and if such statute of limitations shall have expired, prevent the operation of such statute.

The undersigned, if more than one, shall be jointly and severally liable hereunder and the term "undersigned" wherever used herein shall mean the undersigned or any one or more of them. Any one signing this guarantee shall be bound hereby, whether or not any one else signs this guarantee at any time. The term "Star Funding" includes any agent of Star Funding acting for it.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Guarantee as of the date first above written.

Witness:	[NAME OF BOLDFACE ENTITY]

By:
Name: Nicole Ostoya
Title: Chief Executive Officer

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State of ________________	)
) ss.:
County of ______________	)

On the ___ day of ________, 2012 before me personally came ___________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me did depose and say that he/she is the _________________ of __________________, a __________________, and that (s)he executed the foregoing instrument on behalf of said corporation and that she had the authority to sign the same, and (s)he acknowledged to me that (s)he executed the same as the act and deed of said company for the uses and purposes therein mentioned.

Notary Public

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Schedule of Omitted Documents in the Form of

Exhibit 10.3, Including Material Detail in

Which Such Documents Differ From Exhibit 10.3

The following documents do not differ in material detail from the form of Exhibit 10.3, except with respect to the name of the BOLDFACE entity which entered into the agreement:

1.   Guarantee, dated as of October 17, 2012, issued by BOLDFACE Licensing + Branding in favor of Star Funding, Inc.

2.   Guarantee, dated as of October 17, 2012, issued by BOLDFACE Group, Inc. in favor of Star Funding, Inc.

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